SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                      Date of  Report:   July 30, 1998


                       SCOTIA PACIFIC HOLDING COMPANY
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                  33-55538
                          (Commission File Number)



                                 74-2652575
                  (I.R.S. Employer Identification Number)




         P.O. BOX 712                           95565
  125 MAIN STREET, 2ND FLOOR                 (Zip Code)
      SCOTIA, CALIFORNIA
     (Address of Principal
       Executive Offices)



Registrant's telephone number, including area code: (707) 764-2330

          The Registrant has discovered that on June 23, 1998 it inadvertently filed a Form 8-K under the name of its parent, MAXXAM Inc., Commission File No. 1-3924. This amendment is being filed in order to correct such erroneous filing.

ITEM 5.   OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a press release announcing a private placement by Scotia Pacific Company LLC, a Delaware limited liability company which would be the successor by merger to the Registrant. This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCOTIA PACIFIC HOLDING COMPANY
                                                    (Registrant)



Date:  July 30, 1998                     By:   /s/ BERNARD L. BIRKEL
                                                  Bernard L. Birkel
                                                      Secretary